Exhibit 10.03a

EXECUTION VERSION

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 11, 2007 (this “Amendment”), by and among STEEL DYNAMICS, INC., an Indiana corporation (the “Borrower”), the banks, financial institutions and other lenders listed on the signature pages hereof, NATIONAL CITY BANK (“National City”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as co-administrative agents, NATIONAL CITY, as paying agent (“Paying Agent”) and BANC OF AMERICA SECURITIES LLC and NATIONAL CITY, as joint lead arrangers (in such capacity, the “Joint Lead Arrangers”).

PRELIMINARY STATEMENTS:

(1) The Borrower, the lenders listed on the signature pages thereto, National City, as collateral agent, National City and Wells Fargo, as co-administrative agents, National City as paying agent, Bank of America, N.A. (“Bank of America”), General Electric Capital Corporation, Fifth Third Bank and BMO Capital Markets Financing, Inc., as Documentation Agents, Bank of America and National City, as syndication agents, and Banc of America Securities LLC and National City, as joint lead arrangers are parties to that certain Amended and Restated Credit Agreement dated as of June 19, 2007, as amended by Amendment No. 1 dated as of July 11, 2007 (as supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower has requested that the Required Lenders amend the Credit Agreement in certain respects, and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as hereinafter set forth.

(3) The Borrower has requested that the Initial Term A Lenders commit to provide a Term A Facility to the Borrower on the terms and conditions hereinafter set forth, and the Initial Term A Lenders have agreed to make Term A Advances to the Borrower on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)                                The first paragraph of the Preliminary Statements is hereby amended by inserting immediately after the words “syndication agents,” the words “for the Revolving Credit Facility and Bank of America, as syndication agent for the Term A Facility”.

(b)                               The third paragraph of the Preliminary Statements is hereby amended by deleting the word “Loans” contained therein and inserting in lieu thereof the word “Advances” and deleting the words “Credit Extensions” contained therein and inserting in lieu thereof the words “credit extensions”.

(c)                                The third paragraph of the Preliminary Statements is hereby amended by inserting at the end thereof immediately before the period the following:

“including, on the Amendment No. 2 Effective Date, the Term A Advances to be made to the Borrower by the Term A Lenders in an aggregate principal amount of $550,000,000”.

(d)                               The definition of “Advance” in Section 1.01 is hereby amended by inserting therein the words “a Term A Advance,” after the word “means,” and before the words “a Revolving Credit Advance” contained therein.

(e)                                Section 1.01 is hereby amended by inserting therein after the defined term “Agreement Value” and before the defined term “Applicable Lending Office” contained therein the following defined terms:

““Amendment No. 2” means that certain Amendment No. 2 to this Agreement dated as of September 11, 2007 by and among the Borrower, National City, Wells Fargo, the Joint Lead Arrangers, each Initial Term A Lender, and the Revolving Credit Lenders listed on the signature pages thereto.”

“Amendment No. 2 Effective Date” means the date on which the Paying Agent notifies the Borrower that all conditions set forth in Section 2 of Amendment No. 2 have been satisfied.”

(f)                                  The definition of “Applicable Margin” in Section 1.01 is hereby amended by deleting the first sentence contained therein and inserting in lieu thereof the following sentence:

““Applicable Margin” means, (a) in respect of the Revolving Credit Facility (i) at all times other than during the Term A Period, a percentage per annum determined by reference to the Total Debt/Consolidated EBITDA Ratio as set forth below:

Total Debt/Consolidated EBITDA Ratio	Base Rate Advances	Eurodollar Rate Advances
Level I < than 2.0 : 1.0	0.00%	0.50%
Level II > 2.0 : 1.0, but < than 3.0 : 1.0	0.00%	0.75%
Level III > 3.0 : 1.0, but < than 4.0 : 1.0	0.00%	1.00%
Level IV > 4.0 : 1.0	0.25%	1.25%

and (ii) at all times during the Term A Period, a percentage per annum equal to the Applicable Term A Margin and (b) in respect of the Term A Advances, the Applicable Term A Margin.”

(g)                               The definition of “Applicable Percentage” in Section 1.01 is hereby amended by deleting the first sentence contained therein and inserting in lieu thereof the following sentence:

““Applicable Percentage” means, (a) at all times other than during the Term A Period, a percentage per annum determined by reference to the Total Debt/Consolidated EBITDA Ratio as set forth below:

Total Debt/Consolidated EBITDA Ratio	Applicable Percentage
Level I < than 2.0 : 1.0	0.125%
Level II > 2.0 : 1.0, but < than 3.0 : 1.0	0.175%
Level III > 3.0 : 1.0, but < than 4.0 : 1.0	0.225%
Level IV > 4.0 : 1.0	0.30%

and (b) at all times during the Term A Period, a percentage per annum determined by reference to the Total Debt/Consolidated EBITDA Ratio as set forth below:

Total Debt/Consolidated EBITDA Ratio	Applicable Percentage
Level I < than 2.0 : 1.0	0.20%
Level II > 2.0 : 1.0, but < than 3.0 : 1.0	0.25%
Level III > 3.0 : 1.0, but < than 4.0 : 1.0	0.30%
Level IV > 4.0 : 1.0	0.35%

(h)                               Section 1.01 is hereby amended by inserting therein after the defined term “Applicable Percentage” and before the defined term “Appropriate Lender” contained therein the following defined term:

“Applicable Term A Margin” means, on the Amendment No. 2 Effective Date, 0.00% per annum for Base Rate Advances and 1.00% per annum for Eurodollar Rate Advances, and thereafter, a percentage per annum determined by reference to the Total Debt/Consolidated EBITDA Ratio as set forth below:

Total Debt/Consolidated EBITDA Ratio	Base Rate Advances	Eurodollar Rate Advances
Level I < than 2.0 : 1.0	0.00%	1.00%
Level II > 2.0 : 1.0, but < than 3.0 : 1.0	0.25%	1.25%
Level III > 3.0 : 1.0, but < than 4.0 : 1.0	0.50%	1.50%
Level IV > 4.0 : 1.0	0.75%	1.75%

(i)                                     The definition of “Appropriate Lender” in Section 1.01 is hereby amended by substituting for the word “and” before clause (c) thereof a comma and inserting immediately before the period at the end thereof the following clause (d):

“and (d) the Term A Facility, a Term A Lender”.

(j)                                   The definition of “Borrowing” in Section 1.01 is hereby amended by inserting therein the words “a Term A Borrowing,” after the word “means,” and before the words “a Revolving Credit Borrowing” contained therein.

(k)                                The definition of “Commitment” in Section 1.01 is hereby amended by inserting therein the words “a Term A Commitment,” after the word “means,” and before the words “a Revolving Credit Commitment” contained therein.

(l)                                   The definition of “Facility” in Section 1.01 is hereby amended by inserting therein the words “the Term A Facility,” after the word “means,” and before the words “the Revolving Credit Facility” contained therein.

(m)                               The definition of “Fee Letter” in Section 1.01 is hereby amended by inserting the following immediately before the period: “and each of the fee letters between either of the Joint Lead Arrangers and the Borrower entered into in respect of Amendment No. 2”.

(n)                               Section 1.01 is hereby amended by inserting therein after the defined term “Hedge Bank” and before the defined term “Indemnified Party” contained therein the following defined terms:

““Incremental Facility” has the meaning specified in Section 2.17.

“Incremental Facility Effective Date” has the meaning specified in Section 2.17.

“Incremental Revolving Credit Facility” has the meaning specified in Section 2.17.

“Incremental Term Facility” has the meaning specified in Section 2.17.”

(o)                               The definition of “Information Memorandum” in Section 1.01 is hereby amended by deleting the word “the” and inserting in lieu thereof the word “any” and deleting the words “dated [May], 2007” contained therein.

(p)                               Section 1.01 is hereby amended by inserting therein after the defined term “Information Memorandum” and before the defined term “Initial Extension of Credit” the following defined term:

““Initial Term A Lenders” means the banks, financial institutions and other lenders listed on the signature pages to Amendment No. 2 as the Initial Term A Lenders.”

(q)                               The definition of “Lenders” in Section 1.01 is hereby amended by inserting therein the words “, the Initial Term A Lenders” after the words “the Initial Lenders” and before the word “and” contained therein.

(r)                                  The definition of “Note” in Section 1.01 is hereby amended and restated in its entirety to read as follows:

““  Note” means a Term A Note or a Revolving Credit Note.”

(s)                                Section 1.01 is hereby amended by deleting the defined term “Revolving Credit Increase Effective Date” contained therein.

(t)                                  Section 1.01 is hereby amended by inserting therein after the defined term “Revolving Credit Lender” and before the defined term “Secured Cash Management Agreement” contained therein the following defined term:

““Revolving Credit Note” means a promissory note of the Borrower payable to the order of any Revolving Credit Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances made by such Lender, as amended, endorsed, extended or otherwise modified from time to time.”

(u)                               Section 1.01 is hereby amended by inserting therein after the defined term “Taxes” and before the defined term “Termination Date” contained therein the following defined terms:

““  Term A Advance” has the meaning specified in Section 2.01(d).

“Term A Borrowing” means a borrowing consisting of simultaneous Term A Advances of the same Type made by the Term A Lenders.

“Term A Commitment” means, with respect to any Term A Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption "Term A Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender’s "Term A Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

“Term A Facility” means, at any time, the aggregate amount of the Term A Lenders’ Term A Commitments at such time.

“Term A Lender” means any Lender that has a Term A Commitment or is owed a Term A Advance.

“Term A Note” means a promissory note of the Borrower payable to the order of any Term A Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term A Advance made by such Lender, as amended, endorsed, extended or otherwise modified from time to time.

“Term A Period” means the period commencing on the Amendment No. 2 Effective Date and ending on the date on which the aggregate outstanding principal amount of the Term A Advances along with all interest accrued thereon and other amounts payable in respect thereof (including under Sections 2.10, 2.12 and 8.04(c), if applicable), are paid in full in cash.”

(v)                               The definition of “Termination Date” in Section 1.01 is hereby amended by inserting immediately after the word “means” in lieu of the comma the following: “(x) in the case of the Revolving Credit Facility,” and by inserting at the end of such definition, immediately before the period, the following:

“and (y) in the case of the Term A Facility, the earlier of (a) the date on which the Commitments are terminated and the Advances are declared due and payable pursuant to Section 6.01 and (b) June 19, 2012”.

(w)                               Schedule I to the Credit Agreement is hereby supplemented by adding the table attached as Schedule I to this Amendment to such Schedule.

(x)                                 Section 2.01 is hereby amended by inserting therein after the clause (c) contained therein the following clause (d).

“(d)                        The Term A Advances.  Each Term A Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a “Term A Advance”) to the Borrower on the Amendment No. 2 Effective Date in an amount not to exceed such Lender’s Term A Commitment at such time.  The Term A Borrowing shall consist of Term A Advances made simultaneously by the Term A Lenders ratably according to their Term A Commitments.  Amounts borrowed under this Section 2.01(d) and repaid or prepaid may not be reborrowed.”

(y)                                 Section 2.02(b) is hereby amended by inserting the figure “(i)” immediately before the first word of such Section and by renumbering the remaining subsections of Section 2.02(b) accordingly.

(z)                                   Section 2.02(c) is hereby amended by (a) inserting in clause (ii) contained therein the words “and the Term A Advances” immediately after the words “the Revolving Credit Advances” contained therein and (b) deleting the “and” appearing immediately before the clause (ii) contained therein and inserting in lieu thereof a comma and inserting the following clause (iii) immediately before the period contained therein:

“and (iii) each Term A Borrowing shall be in an aggregate amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof”

(aa)                            Section 2.04 is hereby amended by inserting therein after the clause (c) contained therein the following clause (d):

“(d)                          Term A Advances.  The Borrower shall repay to the Paying Agent for the ratable account of the Term A Lenders the aggregate outstanding principal amount of the Term A Advances on the following dates in an amount equal to the percentage set forth below for such date of the aggregate outstanding principal amount of the Term A Advance as of the date of the initial Term A Borrowing (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

Date	Percentage
December 31, 2007	2.50%
March 31, 2008	2.50%
June 30, 2008	2.50%
September 30, 2008	2.50%
December 31, 2008	2.50%
March 31, 2009	2.50%
June 30, 2009	2.50%
September 30, 2009	2.50%
December 31, 2009	2.50%
March 31, 2010	2.50%
June 30, 2010	2.50%
September 30, 2010	2.50%
December 31, 2010	2.50%
March 31, 2011	2.50%
June 30, 2011	2.50%
September 30, 2011	2.50%
December 31, 2011	2.50%
March 31, 2012	2.50%
June 19, 2012	55.00%

provided, however, that the final principal installment shall be repaid on the Termination Date and in any event shall be in an amount equal to the aggregate principal amount of the Term A Advances outstanding on such date.”

(bb)                          Section 2.05(b) is hereby amended by inserting therein after the clause (ii) contained therein the following clause (iii):

“(iii)                         On the Amendment No. 2 Effective Date, after giving effect to the Term A Borrowing, the aggregate Term A Commitments of the Term A Lenders shall be automatically and permanently terminated.”

(cc)                           Section 2.06(a) is hereby amended by substituting for the word “or” before clause (iii) contained in the penultimate sentence thereof a comma, and inserting therein the words “or (iv) to the Term A Facility” immediately before the period at the end of such sentence.

(dd)                         Section 2.06(b) is hereby amended by (i)  inserting immediately before the first sentence of the first paragraph contained therein “(i)” and renumbering each existing subsequent paragraph contained therein accordingly and (b) amending each reference to “clause (iv)” in each of newly-renumbered clauses (i) and (ii) thereof to read “clause (v)”.

(ee)                           Section 2.06(b)(i) is hereby amended by deleting the last sentence contained therein and inserting in lieu thereof the following sentence:

“Each such prepayment shall be applied first to the Revolving Credit Facility as set forth in clause (v) and second to the Term A Facility, to the remaining principal repayment installments thereof on a pro rata basis.”

(ff)                                Section 2.06(b)(iv) is hereby amended by inserting therein the words “(w) the Term A Advances,” after the words “the sum of the aggregate principal amount of” and immediately before clause (x) contained therein and inserting therein immediately before the period contained therein the following:

“first by prepaying the Revolving Credit Facility as set forth in clause (v) below and second by prepaying the Term A Advances (which prepayment of Term A Advances shall be applied to the remaining principal repayment installments of the Term A Facility on a pro rata basis)”

(gg)                          Section 2.06(b)(v) is amended by substituting for the reference “clause (i), (ii) or (iii) above” wherever it appears therein the reference “clause (i), (ii), (iii) or (iv) above”.

(hh)                          Section 2.09(b) is hereby amended by inserting the figure “(i)” immediately before the first word of such Section and by renumbering the remaining subsections of Section 2.09(b) accordingly.

(ii)                                  Section 2.14 is hereby amended by deleting the “and” appearing before clause (b) contained therein and inserting in lieu thereof “,” and inserting after clause (b) contained therein the following clause (c):

“and (c) in the case of the Term A Facility, to pay fees and expenses incurred in connection with Amendment No. 2 and the Term A Facility and the remainder of the Term A Advances to repay on the Amendment No. 2 Effective Date a portion of the Revolving Credit Advances”.

(jj)                                  Section 2.16(a) is hereby amended by deleting the second sentence contained therein and inserting in lieu thereof the following sentence:

“The Borrower agrees that upon notice by any Lender Party to the Borrower (with a copy of such notice to the Paying Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender Party to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender Party, the Borrower shall promptly execute and deliver to such Lender Party, with a copy to the Paying Agent, a Revolving Credit Note or a Term A Note, as applicable, substantially in the form of Exhibit A-1 or Exhibit A-2 hereto, respectively, payable to the order of such Lender Party in a principal amount equal to the Revolving Credit Commitment or Term A Commitment, as applicable, of such Lender Party.”

(kk)                            Section 2.17 is hereby amended and restated in its entirety to read as follows:

“Increases in Revolving Credit Facility; Incremental Term Facilities.

(a)                                  Request for Increase.  Provided (i) there exists no Default, (ii) after giving effect thereto, the Borrower shall be in pro forma compliance with the covenants contained in Section 5.04, (iii) the aggregate of (A) 85% of the book value of accounts receivables that constitute Collateral and (B) 65% of the book value of inventory that constitutes Collateral exceeds the sum of (A) aggregate principal amount outstanding under the Facilities at such time (including outstanding Letters of Credit and Swing Line Advances) plus (B) the aggregate amount of obligations outstanding under Secured Cash Management Agreements at such time plus (C) the aggregate Agreement Value of all Secured Hedge Agreements at such time and (iv) the incurrence of such Indebtedness and the Liens securing such Indebtedness shall be permitted under the Related Documents and all other documents evidencing Indebtedness incurred pursuant to Section 5.02(b)(i)(C), upon written notice to the Paying Agent, the Borrower may, from time to time, request (x) an increase in the Revolving Credit Facility (each an “Incremental Revolving Credit Facility”) or (y) the addition of one or more new term loan facilities (each an “Incremental Term Facility” and, together with any Incremental Revolving Credit Facility, an “Incremental Facility”); provided, that in no event shall the aggregate principal amount of all Incremental Facilities exceed $350,000,000; provided further that any such request for an Incremental Facility shall be in a minimum amount of $50,000,000.  If the Borrower elects to request that existing Revolving Credit Lenders or Term A Lenders participate in an Incremental Facility, then at the time of sending such notice, the Borrower shall request that the Paying Agent promptly notify the Revolving Credit Lenders or Term A Lenders, as applicable, of such request and (in consultation with the Paying Agent) shall specify the time period within which each Revolving Credit Lender or Term A Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Revolving Credit Lenders or Term A Lenders, as applicable).

(b)                                 Lender Elections to Increase.  If requested by the Borrower to participate in an Incremental Facility, each Lender shall notify the Paying Agent within such time period as set forth in the notice referred to in clause (a) whether or not it agrees to participate in the Incremental Facility and, if so, by what principal amount.  Any Lender not responding within such time period shall be deemed to have declined to participate in the applicable Incremental Facility.  The Paying Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder.

(c)                                  Additional Lenders.  Subject to the approval of the Administrative Agents and the Joint Lead Arrangers and, in the case of any Incremental Revolving Credit Facility, the Issuing Bank and the Swing Line Lender (which approvals shall not be unreasonably withheld), the Borrower may, in lieu of or in addition to requesting that existing Lenders provide such increase, invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Joint Lead Arrangers and their counsel.

(d)                                 Terms and Conditions of Incremental Facilities.  Each Incremental Revolving Credit Facility shall be on terms applicable to the existing Revolving Credit Facility.  Each Incremental Term Facility shall be either (i) an increase in the Term A Facility or (ii) a new term loan facility (i.e. not on the same terms as any existing Term A Facility) in which case (A) the maturity date of any such Incremental Term Facility shall be no earlier than the maturity date of the Facilities, (B) provisions with respect to mandatory prepayments, covenants and Collateral shall be consistent with the provisions applicable to the Term A Facility, (C) if the interest rate spread applicable to an Incremental Term Facility exceeds the interest rate spread then applicable to the Term A Facility or the Revolving Credit Facility or any other existing Facility, then the interest rate spread for each existing Facility, as the case may be, shall be increased to a rate that is equal to the spread then applicable to such Incremental Term Facility and (D) the Incremental Term Facility shall be on terms and pursuant to documentation reasonably satisfactory to the Joint Lead Arrangers (including, without limitation, with respect to the interest rates and the amortization schedule).  In connection with any Incremental Facility this Agreement may be amended in a writing executed and delivered by the Borrower and the Joint Lead Arrangers to reflect any technical changes necessary to give effect to such increase in accordance with its terms as set forth herein and to reflect such increase as a facility hereunder, which may include the addition of an Incremental Term Facility as a new term facility and the inclusion of any such new term facility in calculations of amounts outstanding under this Agreement and in the provisions relating to prepayments set forth in Section 2.06 and to amendments and waivers set forth in Section 8.01 and/or Section 8.02A in a manner consistent with the treatment hereunder of the Term A Facility.

(e)                                  Effective Date and Allocations.  After satisfaction of the conditions set forth in this Section 2.17 with respect to the applicable Incremental Facility, the Paying Agent and the Borrower shall determine the effective date (the “Incremental Facility Effective Date”) and the final allocation of such Incremental Facility.  The Paying Agent shall promptly notify the Borrower and the Appropriate Lenders (including Eligible Assignees that become Lenders in accordance with clause (c) above) of the final allocation of such Incremental Facility and the Incremental Facility Effective Date.

(f)                                    Conditions to Effectiveness of Increase.  As a condition precedent to such Incremental Facility, the Borrower shall deliver to the Paying Agent a certificate of each Loan Party dated as of the Incremental Facility Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Incremental Facility, and (ii) in the case of the Borrower, certifying that, before and after giving effect to the Incremental Facility, and the drawings permitted thereunder, (A) the representations and warranties contained in Article IV and the other Loan Documents are true and correct on and as of the Incremental Facility Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.17, the representations and warranties contained in subsections (g) and (h) of Section 4.01 shall be deemed to refer to the most recent statements furnished pursuant to subsections (b) and (c), respectively, of Section 5.03, (B) no Default exists, (C) the aggregate of (x) 85% of the book value of accounts receivables that constitute Collateral and (y) 65% of the book value of inventory that constitutes Collateral exceeds the sum of (x) aggregate principal amount outstanding under all of the Facilities at such time (including outstanding Letters of Credit and Swing Line Advances) plus (y) the aggregate amount of obligations outstanding under Secured Cash Management Agreements plus (z) the aggregate Agreement Value of all Secured Hedge Agreements at such time, (D) the

Borrower is in pro forma compliance with the covenants in Section 5.04 and (E) the incurrence of such Indebtedness and the Liens securing such Indebtedness is permitted under the Related Documents and all other documents evidencing Indebtedness incurred pursuant to Section 5.02(b)(i)(C) (including, in the case of an Incremental Term Facility, after giving pro forma effect to a full drawing of such Incremental Term Facility) (together with calculations in detail reasonably satisfactory to the Joint Lead Arrangers).  In the case of an Incremental Revolving Credit Facility, the Borrower shall prepay any Revolving Credit Advances outstanding on the Incremental Facility Effective Date (and pay any additional amounts required pursuant to Section 8.04(c)) to the extent necessary to keep the outstanding Revolving Credit Advances ratable with any revised Pro Rata Shares arising from any nonratable increase in the Revolving Credit Commitments under this Section.

(g)                                 Conflicting Provisions.  This Section shall supersede any provisions in Sections 2.13 or 8.01 to the contrary.”

(ll)                                  Section 3.02(a)(iii) is hereby amended by inserting in clause (y) thereof after the words “outstanding under the Revolving Credit Facility” the words “and the Term A Facility”.

(mm)                      Section 3.02(a) is hereby amended by deleting the word “and” appearing at the end of clause (ii) contained therein, inserting therein the word “and” immediately after the “;” appearing at the end of clause (iii) contained therein and inserting therein the following clause (iv) immediately following the clause (iii) contained therein:

“(iv)                        after giving pro forma effect to such Borrowing, the Borrower is in compliance with the covenants (including restrictions on liens and debt) set forth in each of the Related Documents and all other documents evidencing Indebtedness incurred pursuant to Section 5.02(b)(i)(C).”

(nn)                          Section 5.01(k)(iii) is hereby amended by (a) deleting the words “the date which is 60 days after the Closing Date” and inserting in lieu thereof the words “September 30, 2007” and (b) inserting therein after the word “been” and before the word “merged” the words “dissolved or”.

(oo)                          Section 5.02(o) is hereby amended by inserting in clause (y) contained therein after the words “outstanding under the Revolving Credit Facility” the words “and the Term A Facility”.

(pp)                          Section 5.03(b) is hereby amended by inserting therein a “(i)” immediately after the words “together with” contained therein and inserting the following clause (ii) immediately before the period contained therein:

“and (ii) a schedule in form satisfactory to the Joint Lead Arrangers of the computations used by the Borrower in determining compliance with the covenants contained in Section 5.04 provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP”.

(qq)                          Section 5.03(d) is hereby amended by inserting in clause (y) contained therein after the words “outstanding under the Revolving Credit Facility” the words “and the Term A Facility”.

(rr)                                Article VIII is hereby amended by inserting therein after Section 8.01 and immediately before Section 8.02 contained therein the following Section 8.02A:

“Section 8.02A.  Term A Facility Amendments.  Without limitation of the provisions of Section 8.01, no amendment, waiver or consent shall, unless in writing and signed by each Term A Lender (other than any Lender that is, at such time, a Defaulting Lender) if such Lender is directly affected by such amendment, waiver or consent, (i) increase the Commitments of such Lender, (ii) reduce the principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, (iii) postpone any date fixed for any scheduled payment of principal of, or interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, (iv) change the order of application of any prepayment set forth in Section 2.06 in any manner that materially affects such Lender.”

(ss)                            Exhibit A is hereby amended and shall be referred to as “Exhibit A-1” and the Form of Term A Note attached hereto as Annex I is to be inserted immediately following “Exhibit A-1” contained therein and shall be referred to as “Exhibit A-2”.

(tt)                                Exhibit B is hereby amended and restated in its entirety to read as set forth on Annex II attached hereto.

SECTION 2.  Conditions of Effectiveness of Amendments.  This Amendment and the amendments to the Credit Agreement set forth herein shall become effective on the date when each of the conditions set forth in this Section 2 shall have been satisfied:

(a)                                  Execution of Counterparts.  The Paying Agent shall have received counterparts of (i) this Amendment executed by (A) the Borrower, (B) the Required Lenders and (C) each Person listed on Schedule I as having a Term A Commitment (each, an “Initial Term A Lender”) and (ii) the consent attached hereto (the “Consent”) executed by each Guarantor.

(b)                                 Payment of Fees and Expenses.  The Borrower shall have paid (i) a fee to the Paying Agent for the account of each Revolving Credit Lender that executes and delivers this amendment prior to 5:00 P.M. on September 6, 2007 equal to 0.025% of such Revolving Credit Lender’s Revolving Credit Commitment under the Credit Agreement, (ii) to each Joint Lead Arranger for its own account such fees as have been separately agreed in writing between the Borrower and such Joint Lead Arranger and (iii) all costs and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Joint Lead Arrangers, Bank of America, as Syndication Agent, and National City, as Co-Administrative Agent in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment, in each case for which the invoice for such fees and expenses shall have been presented to the Borrower.

(c)                                  Corporate Authorizations, Etc.  The Joint Lead Arrangers shall have received:

(i)                                     Certified copies of the resolutions of the board of directors or of the members or managers of each Loan Party approving the Amendment, the incurrence or guarantee (as applicable) of the Term A Advances, the other transactions contemplated hereby and each of the documents necessary to effect the Amendment to which it is or is to be a party and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Amendment, the transactions contemplated hereby and each such other document.

(ii)                                  A copy of a certificate of the Secretary of State of the jurisdiction of incorporation or organization of each Loan Party, dated reasonably near the effective date of this Amendment, certifying (A) as to a true and correct copy of the charter, articles of incorporation or articles of organization, as the case may be (“Organizational Documents”) of such Loan Party and each amendment thereto on file in such Secretary’s office and (B) that (1) such amendments are the only amendments to such Loan Party’s Organizational Documents on file in such Secretary’s office, (2) if applicable, such Loan Party has paid all franchise taxes to the date of such certificate and (C) such Loan Party is duly incorporated or organized and in good standing or presently subsisting under the laws of the State of the jurisdiction of its incorporation or organization.

(iii)                               A copy of a certificate of the Secretary of State of each jurisdiction reasonably requested by the Joint Lead Arrangers, dated reasonably near the effective date of this Amendment, stating that a Loan Party is duly qualified and in good standing as a foreign entity in such State and has filed all annual reports required to be filed to the date of such certificate.

(iv)                              A certificate of each Loan Party, signed on behalf of such Loan Party by a Responsible Officer, dated the effective date of this Amendment (the statements made in which certificate shall be true on and as of the effective date of this Amendment), certifying as to (A) the absence of any amendments to the Organizational Documents of such Loan Party since the date of the Secretary of State’s certificate referred to in clause (d) above, (B) a true and correct copy of the bylaws or operating agreement, as applicable, of such Loan Party as in effect on the date on which the resolutions referred to in clause (c) above were adopted and on the effective date of this Amendment, (C) the due incorporation/organization and good standing or valid existence of such Loan Party as a corporation or limited liability company organized under the laws of the jurisdiction of its incorporation or organization, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the effective date of this Amendment and (E) the absence of any event occurring and continuing, or resulting from the Amendment or the full drawing of the Term A Borrowing, that constitutes a Default.

(v)                                 A certificate of a Responsible Officer of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign the Amendment, the Consent and the other documents to be delivered hereunder to which it is or is to be a party.

(d)                                 Indenture Compliance Certificate.  The Joint Lead Arrangers shall have received a certificate signed by the Chief Financial Officer of the Borrower certifying that, after giving pro forma effect to the full drawing of the Term A Borrowing, the Borrower is in compliance with the covenants (including restrictions on liens and debt) set forth in the Related Documents and each other indenture to which the Borrower is a party (together with calculations in detail reasonably satisfactory the Joint Lead Arrangers).

(e)                                  Legal Opinions.  The Joint Lead Arrangers shall have received favorable opinions of Barrett & McNagny, LLP and Greenberg Traurig LLP, counsel for the Loan Parties, addressed to the Joint Lead Arrangers, the Administrative Agents, the Revolving Credit Lenders party hereto and the Term A Lenders, as to such matters as the Administrative Agents or the Joint Lead Arrangers may reasonably request, including the matters addressed in Exhibits G-1 and G-2 to the Credit Agreement.

(f)                                    Solvency Certificate.  The Joint Lead Arrangers shall have received a certificate, in substantially the form of Exhibit F to the Credit Agreement, signed by the Chief Financial Officer or another Responsible Officer of each Loan Party attesting to the Solvency of each Loan Party individually and together with its Subsidiaries, taken as a whole, before and after giving effect to the Amendment.

(g)                                 Borrowing Base Certificate. The Joint Lead Arrangers shall have received a certificate signed by the Chief Financial Officer of the Borrower, the statements in which shall be true, certifying that, after giving pro forma effect to the full drawing of the Term A Borrowing and the subsequent repayment from the proceeds thereof of a portion of the outstandings under the Revolving Credit Facility, the aggregate of (x) 85% of the book value of accounts receivables that constitute Collateral and (y) 65% of the book value of inventory that constitutes Collateral exceeds the sum of (x) aggregate principal amount outstanding under the Revolving Credit Facility (including outstanding Letters of Credit and Swing Line Advances) and the Term A Facility plus (y) the aggregate amount of obligations outstanding under Secured Cash Management Agreements plus (z) the aggregate Agreement Value of all Secured Hedge Agreements at such time.

SECTION 3. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)                                  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)                                 The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment).

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Paying Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

(d)                                 Each Person listed on the signature pages to this Amendment as an “Initial Term A Lender” shall be an “Initial Term A Lender”, a “Term A Lender” and a “Lender” for all purposes under the Credit Agreement and shall have the rights and obligations of such a Lender thereunder.

SECTION 4.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission (i.e. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

STEEL DYNAMICS, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Chief Financial Officer

BANC OF AMERICA SECURITIES LLC,
as a Joint Lead Arranger

By:	/s/ Otis Ku
Name:	Otis Ku
Title:	Vice President

BANK OF AMERICA, N.A.,
as a Revolving Credit Lender and as an Initial Term
A Lender

By:
Name:
Title:

BANC OF AMERICA SECURITIES LLC,
as a Joint Lead Arranger

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as a Revolving Credit Lender and as an Initial Term
A Lender

By:	/s/ David McCauley
Name:	David McCauley
Title:	Senior Vice President

NATIONAL CITY BANK,
as Administrative Agent and a Joint Lead Arranger

By:	/s/ David G. McNeely
Name:	David G. McNeely
Title:	Senior Vice President

NATIONAL CITY BANK,
As a Revolving Credit Lender and as an Initial Term
A Lender

By:	/s/ David G. McNeely
Name:	David G. McNeely
Title:	Senior Vice President

BMO Capital Markets Financing Inc., as Revolving
Credit Lender

By:	/s/ Thad D. Rasche
Name:	Thad D. Rasche
Title:	Director

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent

By:	/s/ Rosalie C. Hawley
	Name:	Rosalie C. Hawley
	Title:	Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION
as a Revolving Credit Lender and an Initial
Term A Lender

By:	/s/ Rosalie C. Hawley
	Name:	Rosalie C. Hawley
	Title:	Vice President

GENERAL ELECTRIC CAPITAL
CORPORATION, as Documentation Agent

By:	/s/ Matthew McAlpine
Name: Matthew McAlpine
Its Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Revolving Credit
Lender

By:	/s/ Matthew McAlpine
Name: Matthew McAlpine
Its Duly Authorized Signatory

Morgan Stanley Senior Funding, as a Revolving Credit
Lender

By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Vice President
Morgan Stanley Senior Funding Inc.

ABN AMRO Bank, N.V., as a Revolving Credit Lender

By:	/s/ Ece Bennett

Name:	Ece Bennett
Title:	Director

By:	/s/ Mark Allen Smith

Name:	Mark Allen Smith
Title:	MD

PNC Bank National Association, as a Revolving Credit
Lender

By:	/s/ Louis K. McLinden

Name:	Louis K. McLinden
Title:	Managing Director

FIFTH THIRD BANK
As a Revolving Credit Lender

By:	/s/ David O’Neal
Name: David O’Neal
Title: Vice President

JPMORGAN CHASE BANK, NA as a Revolving
Credit Lender

By:	/s/ Linda M Meyer

Name: Linda Meyer
Title: Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Revolving Credit Lender and an Initial Term A
Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

Citibank N.A., as a Revolving Credit Lender

By:	/s/ George Calfo

Name: George Calfo
Title: Vice President

The Northern Trust Company, as a Revolving Credit
Lender

By:	/s/ J T. Hall

Name: Jared T. Hall
Title: Vice President

BMO Capital Markets Financing Inc., as a an Initial
Term A Lender

By:	/s/ Thad D. Rasche

Name:	Thad D. Rasche
Title:	Director

Morgan Stanley Senior Funding, as a an Initial Term A
Lender

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Vice President
Morgan Stanley Senior Funding Inc.

ABN AMRO Bank, N.V., as a an Initial Term A Lender

By:	/s/ Ece Bennett

Name:	Ece Bennett
Title:	Director

By:	/s/ Mark Allen Smith

Name:	Mark Allen Smith
Title:	MD

PNC Bank National Association, as a an Initial Term A
Lender

By:	/s/ Louis K. McLinden

Name:	Louis K. McLinden
Title:	Managing Director

JPMORGAN CHASE BANK, NA as an Initial Term A
Lender

By:	/s/ Linda M. Meyer

Name: Linda Meyer
Title: Vice President

RBS CITIZENS, N.A.
an Initial Term A Lender

By:	/s/ Andrè A. Nazareth
Name: Andrè A. Nazareth
Title: Vice President

US Bank, as a an Initial Term A Lender

By:	/s/ Karen A. Meyer

Name: Karen A. Meyer
Title: Vice President

TD Banknorth, NA, as an Initial Term A Lender

By:	/s/ James R. Riley
Name: James R. Riley
Title: Managing Director

Mizuho Corporate Bank (USA), as a an Initial Term A
Lender

By:	/s/ Bertram H. Tang

Name: Bertram H. Tang
Title: Senior Vice President & Team Leader

Citibank N.A., as a an Initial Term A Lender

By:	/s/ George Calfo

Name:	George Calfo
Title:	Vice President

Union Bank of California, N.A., as a an Initial Term A
Lender

By:	/s/ Christopher Freeman

Name: Christopher Freeman
Title: Vice President

EXPORT DEVELOPMENT CANADA, as an
Initial Term A Lender

By:	/s/ Vivianna Bouchard
Name:	Vivianna Bouchard
Title:	Financing Manager

By:	/s/ Carl Burlock
Name:	Carl Burlock
Title:	DIRECTOR, FINANCING

KEYBANK NATIONAL ASSOCIATION, as an Initial
Term A Lender

By:	/s/ Suzannah Harris

Name:	Suzannah Harris
Title:	Vice President

The Norinchukin Bank, as a an Initial Term A Lender

By:	/s/ Noritsugu Sato

Name: Noritsugu Sato
Title: General Manager

Annex I

EXHIBIT A-2

FORM OF TERM A NOTE

$	Dated: ,

FOR VALUE RECEIVED, the undersigned, STEEL DYNAMICS, INC., an Indiana corporation (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to                                                 or its registered assigns (the “Lender”) for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Term A Advances owing to the Lender by the Borrower pursuant to the Amended and Restated Credit Agreement dated as of June 19, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the Lender and certain other lender parties party thereto, National City Bank (“National City”), as Collateral Agent, National City Bank and Wells Fargo Bank, National Association, as Co-Administrative Agents for the Lender and such other lender parties, Bank of America, N.A. and National City, as Syndication Agent and Banc of America Securities LLC and National City, as Joint Lead Arrangers on the Termination Date.

The Borrower promises to pay to          or its registered assigns interest on the unpaid principal amount of the Term A Advance from the date of such Term A Advance until such principal amount is paid in full (as well after as before judgment), at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to National City Bank, in its capacity as Paying Agent under the Credit Agreement, at 629 Euclid Avenue, Locator 01-3028, Cleveland, Ohio 44114, in same day funds without set-off or counterclaim.  The Lender is hereby authorized to record the Term A Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement.  The Credit Agreement, among other things, (i) provides for the making of a single advance (the “Term A Advance”) by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.  The obligations of the Borrower under this

Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral and guaranteed by the Guaranties as provided in the Loan Documents.

This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

STEEL DYNAMICS, INC.

By:
Title:

ADVANCES AND PAYMENTS OF PRINCIPAL

			Amount of	Unpaid	Notation
	Amount of	Interest Period	Principal Paid	Principal	Made
Date	Advance	(If Applicable)	or Prepaid	Balance	By

Annex II

EXHIBIT B

FORM OF NOTICE OF BORROWING

Activity Notice

Date:	August 28, 2007

To:	Agent Services	Sonya Townsell	216-222-2254 phone
		Sonya.Townsell@NationalCity.com	216-222-0012 fax
PLEASE COPY EACH OF THE
FOLLOWING:

Candace.Marsky@NationalCity.com

Sheri.Bickerton@NationalCity.com
Kimberly.Thompson@NationalCity.com
Yelena.Lapidus@NationalCity.com

From:	Steel Dynamics, Inc.	Rhonda Gottfried	260.969.3566 phone

		Rhonda.Gottfried@stld.com	260.969.3587 fax

Theresa.wagler@stld.com

National City Bank as Administrative Agent under the Credit Agreement referred to below

August 28, 2007

Ladies and Gentlemen:

The undersigned, Steel Dynamics, Inc. refers to the Amended and Restated Credit Agreement dated as of June 19, 2007, as amended by Amendment No. 1 dated as of July 11, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, the Lender Parties party thereto, National City Bank as Collateral Agent, National City Bank and Wells Fargo Bank, National Association, as Co-Administrative Agents for the Lender Parties, Bank of America, N.A. (“Bank of America”) and National City Bank, as Syndication Agents, and Banc of America Securities LLC and National City Bank, as Joint Lead Arrangers, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth on the following page the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.02 (a) of the Credit Agreement.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A)  The representations and warranties contained in each Loan Document are correct on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of the Proposed Borrowing, in which case as of such specific date.

(B)  No Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom.

(C)  After giving pro forma effect to such Borrowing, the Borrower is in compliance with the covenants (including restrictions on liens and debt) set forth in each of the Related Documents and all other documents evidencing Indebtedness incurred pursuant to Section 5.02(b)(i)(C).

Delivery of an executed counterpart of this Notice of Borrowing by telecopier shall be effective as delivery of an original executed counterpart of this Notice of Borrowing.

Kind regards,

Steel Dynamics, Inc.

Theresa E. Wagler
Vice President & Corporate Controller

Please check appropriate box:
Notice Deadline: 12:00 Noon (Same Day)
☐ REVOLVER BASE RATE
$
Beginning Balance: -

$
ADVANCE -

$
PAYDOWN -

$
Ending Balance: -

☐ REVOLVER LIBOR RATE			Notice Deadline: 12:00 Noon (3 Days Prior)

Effective Date:

$
New Funds Borrowing: -

$
Convert From Prime: -

Duration of Contract: ☐ 1 month ☐ 2 months ☐ 3 months ☐ 6 months

Confirmation of Rate Setting will be faxed

Notice Deadline: 2:00 PM (Same Day)
☐ SWING LINE MONEY MARKET RATE

$
Beginning Balance:-

$
ADVANCE-

$
PAYDOWN-

$
Ending Balance:-

☐ TERM A ADVANCE BASE RATE			Notice Deadline: 12:00 Noon (Same Day)

$
Beginning Balance:

$
ADVANCE

$
PAYDOWN

$
Ending Balance:

☐ TERM A ADVANCE LIBOR RATE			Notice Deadline: 12:00 Noon (Same Day)

Effective Date:

$
New Funds Borrowing:

$
Convert From Prime:
Duration of Contract: ☐ 1 month ☐ 2 months ☐ 3 months ☐ 6 months
Confirmation of Rate Setting will be faxed

Schedule I

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial	Term A	Domestic	Eurodollar
Term A Lender	Commitment	Lending Office	Lending Office
Bank of America, N.A.	$55,000,000	On file with the Paying Agent	On file with the Paying Agent
National City Bank	$55,000,000	On file with the Paying Agent	On file with the Paying Agent
Charter One Bank, N.A.	$47,500,000	On file with the Paying Agent	On file with the Paying Agent
ABN Amro	$47,500,000	On file with the Paying Agent	On file with the Paying Agent
Morgan Stanley Senior Funding, Inc.	$35,000,000	On file with the Paying Agent	On file with the Paying Agent
US Bank, N.A.	$35,000,000	On file with the Paying Agent	On file with the Paying Agent
BMO Capital Markets	$35,000,000	On file with the Paying Agent	On file with the Paying Agent
Wells Fargo, N.A.	$35,000,000	On file with the Paying Agent	On file with the Paying Agent
TDBank North	$35,000,000	On file with the Paying Agent	On file with the Paying Agent
Mizuho	$35,000,000	On file with the Paying Agent	On file with the Paying Agent
PNC Bank, National Association	$25,000,000	On file with the Paying Agent	On file with the Paying Agent
UBOC	$25,000,000	On file with the Paying Agent	On file with the Paying Agent
Export Development Canada	$20,000,000	On file with the Paying Agent	On file with the Paying Agent
Key Bank National Association	$20,000,000	On file with the Paying Agent	On file with the Paying Agent
JPMorgan Chase Bank, N.A.	$15,000,000	On file with the Paying Agent	On file with the Paying Agent
Citibank, N.A.	$15,000,000	On file with the Paying Agent	On file with the Paying Agent

Norinchukin	$10,000,000	On file with the Paying Agent	On file with the Paying Agent
Goldman Sachs Credit Partners L.P.	$5,000,000	On file with the Paying Agent	On file with the Paying Agent
Total	$550,000,000